ELFUN TRUSTS

ELFUN INTERNATIONAL EQUITY FUND

ELFUN DIVERSIFIED FUND

ELFUN INCOME FUND

(each a “Fund” and collectively the “Funds”)

Supplement Dated July 3, 2014

To the Statement of Additional Information (“SAI”) dated April 30, 2014

Effective June 26, 2014, the State Street Institutional U.S. Government Money Market Fund (the “State Street Money Market Fund”) replaced the GE Institutional Money Market Fund as the cash sweep vehicle for each Fund’s cash holdings. As a result, the contractual arrangement between GE Asset Management Incorporated (“GEAM”) and each Fund regarding the waiver of a portion of GEAM’s management fee relating to each Fund’s investment of its cash holdings in the GE Institutional Money Market Fund (the “Fee Waiver Agreement”) was terminated effective June 26, 2014. Therefore, all references in the SAI to the GE Institutional Money Market Fund are removed and replaced with references to the State Street Money Market Fund, and all references in the SAI to the Fee Waiver Agreement are removed.

In addition, on page 9 of the SAI, under the section entitled “Investment Strategies and Risks - Investment Objective and Principal Strategies and Risks,” the second paragraph of the section entitled “Money Market Instruments” is deleted in its entirety and replaced with the following:

Each Fund, other than the Money Market Fund and the Tax-Exempt Fund, may also invest indirectly in money market instruments through investment in the State Street Institutional U.S. Government Money Market Fund, which is generally used to invest a Fund’s cash balance, as well as the cash balances of other non-money market investment companies managed by GEAM. The Income Fund and the Diversified Fund are authorized to invest up to 25% of their assets in the State Street Institutional U.S. Government Money Market Fund, and Elfun Trusts and the International Fund may invest up to 5% of their assets in the State Street Institutional U.S. Government Money Market Fund. The investment objective of the State Street Institutional U.S. Government Money Market Fund is to seek to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value. The State Street Institutional U.S. Government Money Market Fund seeks to achieve this objective by investing substantially all of its assets in obligations issued or guaranteed as to principal or interest, by the U.S. government or its agencies and instrumentalities, as well as repurchase agreements secured by such instruments.

This Supplement should be retained with your SAI for future reference.